EXHIBIT 10.22

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

AMENDMENT NO. 2 TO THE

LICENSE AGREEMENT CONTROL NO. 2007-04-0173

BETWEEN SENOMYX INC. AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

The parties to the License Agreement with an effective date of October 11, 2006, as amended by that certain First Amendment dated February 7, 2007 (as amended, the “Agreement”) cited above wish to amend such Agreement, effective as of November 20,  2009 (“Amendment No.2  Effective Date”) as set forth below to incorporate additional intellectual property.

Now, therefore, it is hereby agreed as follows:

1.  The cover page is amended by the addition of the case “2001-F10”.

2.  The UCSD Disclosure Dockets listed in the first RECITAL are amended by the addition of the case listed below:

“2001-F10   2001-510   […***…]”

3.  The seventh RECITAL is amended to read:

WHEREAS, under the terms of the interinstitutional agreements between NIH and UNIVERSITY (UC Control No. 2000-18-0542 and UC Control No. 2010-18-018: “NIH Interinstitutional Agreement”), UNIVERSITY is granted the exclusive right to manage the inventions on behalf of both parties;

4.  Exhibit B is replaced in its entirety by the revised Exhibit B as attached.

Except for the changes made above, all of the other terms and conditions in the Agreement between the parties shall remain in effect.

This amendment may be executed by facsimile or electronic copy and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

Senomyx, Inc.		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, SAN DIEGO CAMPUS

By	/s/ David B. Berger	By	/s/ Jane C. Moores, Ph.D.
	(Signature)		(Signature)

Name	David B. Berger	Name	Jane C. Moores, Ph.D.

Title	VP & General Counsel	Title	Assistant Vice Chancellor

Date	11/20/09	Date	11/18/09

Attachment:       Revised Exhibit B

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